John  F.  Huguet
Chief  Executive  Officer
e-Financialdepot.com
Century  City,  CA

October  17,  2000

Dear  John,

From our numerous discussions and a previously drafted term sheet the Company, e-Financialdepot.com (FDPO), desires to retain on a consulting basis the undersigned as a Management Consultant. The terms are as follows:

Position:        Management Consultant

Term:            Two  years

Salary: $120,000 per year, - Retro commencing this date - accrued until financing in place.

Bonus:           Incentive bonuses to be included in  contract  as  agreed  upon

Signing  Bonus:  65,000  shares of S-8 stock, to be issued immediately upon signing  this  term  sheet.

Options:         To  be  determined  at  a  later  date.

Expenses:        To be paid by  the  Company  based  on  prior  approval of such expenses.

The  parties  below  indicate  their  agreement to this letter by signing below.


/s/ JR Marple                                  /s/ John Huguet
JR  Marple         Date Oct. 17, 2000          John F. Huguet  Date Oct 17, 2000
Individually                                   Chief  Executive  Officer
                                               e-Financialdepot.com